UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2019 (June 20, 2019)

Moxian, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37902	27-3729742
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Units B & C, 9/F, Block D Fuhua Tower 8 Chaoyangmen North Street Dongcheng District,

Beijing 100027 Peoples’ Republic of China
(address of principal executive offices) (zip code)

Tel: +86 (010) 5332 0602

(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MOXC	Nasdaq Capital Market

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously disclosed on Form 8-K filed on June 21, 2019, Moxian, Inc. (the “Registrant”) has entered into an Agreement (the “Agreement”) with Joyful Corporation Limited (the “Investor”) a company incorporated in Samoa whereby the Investor will (a) purchase from the Company 2,000,000 shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”) at a price of $1.25 per share (the “Purchase Price”) for aggregate gross proceeds of $2,500,000 and (b) acquire from the Company a call option (the “Option”) to purchase up to 690,000 shares of Common Stock at a price per share of $1.25, which Option will expire if not exercised on or before September 30, 2019 (together, the “Offering”). The Offering is being made in reliance on an exemption for private offerings provided pursuant to Section 4(a)(2) of the Securities Act.

The proceeds from the Offering are expected to be received by August 30, 2019 and will be used for general working capital purposes of the Company. As of the date of this report, the Company has a total of 13,471,529 outstanding shares of Common Stock. In addition, as previously disclosed, the Company has filed an application for the listing of an additional 720,000 shares of Common Stock, pursuant to agreements reached with its three loan creditors, for the conversion of their outstanding loans into equity of the Company.

Due to a mistake, the June 21, 2019 Form 8-K included an interim draft of the Subscription Agreement related to the Offering, rather than the final executed agreement.

Attached to this Form 8-K/A, as Exhibit 10.1, is the final executed Subscription Agreement.

Item 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information included in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1	Subscription Agreement, dated June 20, 2019, between Moxian, Inc. and Joyful Corporation Limited

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOXIAN, INC.

Date: June 25, 2019	By:	/s/ Hao Qinghu
	Name:	Hao Qinghu
	Title:	Chief Executive Officer